UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2024

GENERAL MOTORS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-34960	27-0756180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265 -3000
(Address of principal executive offices)	(Zip Code)

(313) 667-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On September 3, 2024, the Board of Directors (the “Board”) of General Motors Company (“GM”) elected Alfred F. Kelly, Jr. as a member of the Board. The Board has determined that Mr. Kelly is an independent director under New York Stock Exchange listing standards and GM’s independence guidelines, as set forth in its Corporate Governance Guidelines. Mr. Kelly has not yet been named to any committees of the Board.

There are no arrangements or understandings between Mr. Kelly and any other person pursuant to which he was selected as a director, and there are no relationships or transactions to which Mr. Kelly is a party that would require disclosure under Item 404(a) of Regulation S-K.

Like the other non-employee members of the Board, Mr. Kelly will receive an annual retainer of $325,000 for his service on the Board (prorated to reflect the date service began) and personal accident insurance, and will also participate in the company vehicle program. Under the General Motors Company Deferred Compensation Plan for Non-Employee Directors (the “Plan”), Mr. Kelly is required to defer 60% of his annual Board retainer into GM’s Deferred Share Units (“DSUs”) and may elect to defer all or 40% of his remaining Board compensation into additional DSUs. Amounts deferred and credited as DSUs under the Plan will not be available to Mr. Kelly until such time as he retires or otherwise leaves the Board, at which time he will receive a cash payment or payments based on the number of DSUs in his account, valued at the average daily market price for the quarter immediately preceding payment.

A copy of the press release announcing the election of Mr. Kelly to the Board is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description

99.1	Press Release issued by General Motors Company, dated September 5, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)

	By:	/s/ John S. Kim
Date: September 5, 2024		John S. Kim Assistant Corporate Secretary